                                                        EXHIBIT 3.2



                             AMENDED AND RESTATED



                                     BYLAWS



                                       OF



                           AVERY COMMUNICATIONS, INC.,



                             A DELAWARE CORPORATION

                                TABLE OF CONTENTS





                                   ARTICLE 1

                                     OFFICES



Section 1.1.      Registered Office............................................1

Section 1.2.      Other Offices................................................1



                                    ARTICLE 2

                                  STOCKHOLDERS



Section 2.1.      Place of Meetings............................................1

Section 2.2.      Annual Meeting...............................................1

Section 2.3.      List of Stockholders.........................................1

Section 2.4.      Special Meetings.............................................2

Section 2.5.      Notice.......................................................2

Section 2.6.      Quorum.......................................................2

Section 2.7.      Voting.......................................................2

Section 2.8.      Method of Voting.............................................2

Section 2.9.      Record Date..................................................3

Section 2.10.     Action by Consent............................................3



                                    ARTICLE 3

                               BOARD OF DIRECTORS



Section 3.1.      Management...................................................3

Section 3.2.      Qualification; Election; Term................................3

Section 3.3.      Number.......................................................3

Section 3.4.      Removal......................................................4

Section 3.5.      Vacancies....................................................4

Section 3.6.      Place of Meetings............................................4

Section 3.7.      Annual Meeting...............................................4

Section 3.8.      Regular Meetings.............................................4

Section 3.9.      Special Meetings.............................................4

Section 3.10.     Quorum.......................................................4

Section 3.11.     Interested Directors.........................................5

Section 3.12.     Committees...................................................5

Section 3.13.     Action by Consent............................................5

Section 3.14.     Compensation of Directors....................................5



                                    ARTICLE 4

                                     NOTICE



Section 4.1.      Form of Notice...............................................6

Section 4.2.      Waiver.......................................................6

                                    ARTICLE 5

                               OFFICERS AND AGENTS



Section 5.1.      In General...................................................6

Section 5.2.      Election.....................................................6

Section 5.3.      Other Officers and Agents....................................6

Section 5.4.      Compensation.................................................6

Section 5.5.      Term of Office and Removal...................................6

Section 5.6.      Employment and Other Contracts...............................7

Section 5.7.      Chairman of the Board of Directors...........................7

Section 5.8.      President....................................................7

Section 5.9.      Vice Presidents..............................................7

Section 5.10.     Secretary....................................................7

Section 5.11.     Assistant Secretaries........................................8

Section 5.12.     Treasurer....................................................8

Section 5.13.     Assistant Treasurers.........................................8

Section 5.14.     Bonding......................................................8



                                    ARTICLE 6

                        CERTIFICATES REPRESENTING SHARES



Section 6.1.      Form of Certificates.........................................8

Section 6.2.      Lost Certificates............................................9

Section 6.3.      Transfer of Shares...........................................9

Section 6.4.      Registered Stockholders......................................9



                                    ARTICLE 7

                                 INDEMNIFICATION



Section 7.1.      Actions, Suits or Proceedings Other Than by or in

                  the Right of the Corporation ................................9

Section 7.2.      Actions or Suits by or in the Right of the Corporation......10

Section 7.3.      Indemnification for Costs, Charges and Expenses of

                  Successful Party............................................10

Section 7.4.      Determination of Right to Indemnification...................10

Section 7.5.      Advance of Costs, Charges and Expenses......................10

Section 7.6.      Procedure for Indemnification...............................11

Section 7.7.      Other Rights; Continuation of Right to Indemnification......11

Section 7.8.      Construction................................................12

Section 7.9.      Savings Clause..............................................13

Section 7.10.     Insurance...................................................13



                                    ARTICLE 8

                               GENERAL PROVISIONS



Section 8.1.      Dividends...................................................13

Section 8.2.      Reserves....................................................13

Section 8.3.      Telephone and Similar Meetings..............................14

Section 8.4.      Books and Records...........................................14

Section 8.5.      Fiscal Year.................................................14

Section 8.6.      Seal........................................................14

Section 8.7.      Resignation.................................................14

Section 8.8.      Amendment of Bylaws.........................................14

Section 8.9.      Invalid Provisions..........................................14

Section 8.10.     Relation to the Certificate of Incorporation................14

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                           AVERY COMMUNICATIONS, INC.





                                    ARTICLE 1

                                     OFFICES



         Section 1.1.  REGISTERED  OFFICE.  The registered office and registered agent of Avery Communications,  Inc. (the "Corporation") will be as from time to time set  forth in the  Corporation's  Certificate  of  Incorporation  or in any

certificate filed with the Secretary of State of the State of Delaware,  and the

appropriate  county  Recorder  or  Recorders,  as the case may be, to amend such information.



         Section 1.2. OTHER OFFICES.  The  Corporation  may also have offices at such other  places both within and without the State of Delaware as the Board of

Directors may from time to time determine or the business of the Corporation may require.



                                    ARTICLE 2

                                  STOCKHOLDERS





         Section 2.1. PLACE OF MEETINGS.  All meetings of the  stockholders  for the  election of  Directors  will be held at such  place,  within or without the

State of Delaware,  as may be fixed from time to time by the Board of Directors.

Meetings  of  stockholders  for any other  purpose  may be held at such time and place,  within or without the State of Delaware,  as may be stated in the notice of the meeting or in a duly executed waiver of notice thereof.



         Section 2.2. ANNUAL MEETING. An annual meeting of the stockholders will be held at such time as may be determined  by the Board of  Directors,  at which meeting the  stockholders  will elect a Board of  Directors,  and transact  such other business as may properly be brought before the meeting.



         Section  2.3.  LIST OF  STOCKHOLDERS.  At least  ten days  before  each meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, with the address of and the number of voting shares registered in the name of each, will be prepared by the officer or agent having charge of the stock  transfer  books.  Such list will be open to the  examination  of any  stockholder,  for any purpose  germane to the meeting,

during ordinary  business hours,  for a period of at least ten days prior to the meeting,  either at a place  within  the city  where the  meeting is to be held,

which  place  will be  specified  in the  notice  of the  meeting,  or if not so specified  at the  place  where  the  meeting  is to be held.  Such list will be produced  and kept open at the time and place of the  meeting  during  the whole time thereof,  and will be subject to the inspection of any  stockholder who may be present.

         Section 2.4. SPECIAL  MEETINGS.  Special meetings of the  stockholders,

for any purpose or purposes, unless otherwise prescribed by law, the Certificate of  Incorporation  or these Bylaws,  may be called by the Chairman of the Board,

the  President or the Board of  Directors.  Business  transacted  at all special meetings  will be confined to the  purposes  stated in the notice of the meeting unless all stockholders entitled to vote are present and consent.



         Section 2.5.  NOTICE.  Written or printed notice stating the place, day and hour of any meeting of the  stockholders  and, in case of a special meeting,

the purpose or purposes for which the meeting is called,  will be delivered  not less than ten nor more than sixty days  before the date of the  meeting,  either personally or by mail, by or at the direction of the Chairman of the Board,  the

President,  the Secretary, or the officer or person calling the meeting, to each stockholder of record  entitled to vote at the meeting.  If mailed,  such notice will be deemed  to be  delivered  when  deposited  in the  United  States  mail,

addressed to the stockholder at the  stockholder's  address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.



         Section 2.6. QUORUM. At all meetings of the stockholders,  the presence in person or by proxy of the  holders  of a majority  of the  shares  issued and outstanding  and entitled to vote will be necessary and sufficient to constitute a quorum for the  transaction of business  except as otherwise  provided by law,

the Certificate of  Incorporation or these Bylaws.  If, however,  such quorum is not present or represented at any meeting of the stockholders,  the stockholders entitled to vote thereat,  present in person or represented by proxy,  will have power to  adjourn  the  meeting  from time to time,  without  notice  other than announcement at the meeting,  until a quorum is present or  represented.  If the adjournment  is for more than 30 days, or if after the  adjournment a new record date is fixed for the adjourned  meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting.  At such adjourned meeting at which a quorum is present or represented,  any business may be  transacted  that might have been  transacted  at the  meeting as  originally notified.



         Section  2.7.  VOTING.  When a quorum is present at any  meeting of the

Corporation's stockholders,  the vote of the holders of a majority of the shares entitled  to vote on,  and voted for or  against,  any  matter  will  decide any questions brought before such meeting, unless the question is one upon which, by express  provision of law, the Certificate of  Incorporation  or these Bylaws, a different vote is required, in which case such express provision will govern and control the decision of such question.  The stockholders present in person or by proxy at a duly  organized  meeting  may  continue to  transact  business  until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.



         Section  2.8.  METHOD  OF  VOTING.   Each  outstanding   share  of  the

Corporation's  capital stock,  regardless of class, will be entitled to one vote on each matter submitted to a vote at a meeting of  stockholders,  except to the extent that the voting  rights of the shares of any class or classes are limited or denied by the Certificate of Incorporation,  as amended from time to time. At any meeting of the stockholders, every stockholder having the right to vote will be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed  by such  stockholder  and  bearing a date not more than three  years prior to such meeting, unless such instrument provides for a longer period. Each proxy will be revocable unless expressly  provided therein to be irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether  the  interest  with which it is coupled is an  interest in the stock itself or an interest  in the  Corporation  generally.  Such proxy will be filed with the  Secretary of the  Corporation  prior to or at the time of the meeting.

Voting on any question or in any election,  other than for directors,  may be by voice  vote or  show of  hands  unless  the  presiding  officer  orders,  or any stockholder demands, that voting be by written ballot.



         Section 2.9.  RECORD DATE.  The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to notice of or to vote at a meeting of  stockholders,  which  record  date will not precede the date upon which the resolution fixing the record date is adopted by the Board of

Directors,  and which  record date will not be less than ten nor more than sixty days  prior to such  meeting.  In the  absence  of any  action  by the  Board of

Directors, the close of business on the date next preceding the day on which the notice is given will be the record date,  or, if notice is waived,  the close of business on the day next  preceding the day on which the meeting is held will be the record date.



         Section 2.10.  ACTION BY CONSENT.  Any action  required or permitted by law, the Certificate of  Incorporation  or these Bylaws to be taken at a meeting of the  stockholders  of the  Corporation  may be taken  without a meeting  if a consent or consents in writing,  setting forth the action so taken, is signed by the holders of  outstanding  stock  having not less than the  minimum  number of votes that would be  necessary  to authorize or take such action at a meeting at which all shares  entitled to vote  thereon  were  present and voted and will be delivered to the  Corporation by delivery to its registered  office in Delaware,

its principal place of business or an officer or agent of the Corporation having custody of the minute book.



                                    ARTICLE 3

                               BOARD OF DIRECTORS





         Section 3.1.  MANAGEMENT.  The business and affairs of the  Corporation will be  managed by or under the  direction  of its Board of  Directors  who may exercise  all such  powers of the  Corporation  and do all such  lawful acts and things as are not by law, by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.



         Section 3.2. QUALIFICATION;  ELECTION; TERM. None of the Directors need be a stockholder of the Corporation or a resident of the State of Delaware.  The

Directors  will be  elected  by  plurality  vote at the  annual  meeting  of the stockholders,  except as hereinafter  provided,  and each Director elected shall hold office until such  Director's  successor is elected and  qualified or until such Director's earlier resignation, removal or death.



         Section 3.3. NUMBER. Until such date as the Corporation shall have more than one stockholder of record,  the number of Directors  constituting the whole

Board of Directors of the Corporation will be at least one (1) and not more than nine (9). The number of Directors  constituting  the whole Board of Directors of the Corporation  shall be fixed from time to time by the Board of Directors in a resolution  adopted  by vote of a  majority  of the then  authorized  number  of

Directors,  or if no such  designation  has been made,  the number of  Directors constituting  the whole  Board of  Directors  shall be the same as the number of

Directors of the initial  Board of  Directors as set forth in the  Corporation's

Certificate of  Incorporation.  Effective on such date as the Corporation  shall have more than one stockholder of record,  the number of Directors  constituting the whole Board of Directors of the Corporation shall be not less than three (3)

nor more than nine (9), and the number of Directors constituting the whole Board of Directors
of the Corporation  shall,  within such range, be fixed from time to time by the

Board of  Directors  in a  resolution  adopted by vote of a majority of the then authorized number of Directors.



         Section 3.4. REMOVAL. Any Director may be removed either for or without cause,  at any special  meeting of  stockholders  by the  affirmative  vote of a majority  in  number  of  shares  of  the  stockholders  present  in  person  or represented  by proxy at such  meeting and  entitled to vote for the election of such Director; provided that notice of the intention to act upon such matter has been given in the notice calling such meeting.



         Section 3.5. VACANCIES.  Newly created directorships resulting from any increase in the  authorized  number of Directors and any vacancies  occurring in

the   Board   of   Directors   caused   by   death,   resignation,   retirement,

disqualification  or removal from office of any Directors or  otherwise,  may be filled by the vote of a majority of the  Directors  then in office,  though less than a quorum,  or a successor or successors may be chosen at a special  meeting of the  stockholders  called for that purpose,  and each  successor  Director so chosen  will hold  office  until the next  election  of the class for which such

Director  has been  chosen or until such  Director's  successor  is elected  and qualified or until such Director's earlier resignation, removal or death.



         Section  3.6.  PLACE OF MEETINGS.  Meetings of the Board of  Directors,

regular or  special,  may be held at such place  within or without  the State of

Delaware as may be fixed from time to time by the Board of Directors.



         Section 3.7.  ANNUAL  MEETING.  The first meeting of each newly elected

Board of Directors will be held without further notice immediately following the annual  meeting  of  stockholders  and at the same  place,  unless by  unanimous consent, the Directors then elected and serving change such time or place.



         Section  3.8.  REGULAR  MEETINGS.  Regular  meetings  of the  Board  of

Directors  may be held without  notice at such time and place as is from time to time determined by resolution of the Board of Directors.



         Section  3.9.  SPECIAL  MEETINGS.  Special  meetings  of the  Board  of

Directors may be called by the Chairman of the Board or the President on oral or written  notice to each  Director,  given either  personally,  by telephone,  by telegram  or by mail;  special  meetings  will be called by the  Chairman of the

Board,  President  or Secretary in like manner and on like notice on the written request of at least two  Directors.  The  purpose  or  purposes  of any  special meeting will be specified in the notice relating thereto.



         Section  3.10.  QUORUM.  At all meetings of the Board of Directors  the presence of a majority of the number of Directors  fixed by these Bylaws will be necessary and sufficient to constitute a quorum for the transaction of business,

and the affirmative vote of at least a majority of the Directors  present at any meeting at which there is a quorum will be the act of the Board of Directors, except as may be otherwise specifically provided by law, the

Certificate of Incorporation or these Bylaws.  If a quorum is not present at any meeting of the Board of Directors, the Directors present thereat may adjourn the meeting from time to time without notice other than announcement at the meeting,

until a quorum is present.



         Section 3.11. INTERESTED DIRECTORS.  No contract or transaction between the  Corporation  and one or more of its  Directors or officers,  or between the

Corporation  and  any  other  corporation,  partnership,  association  or  other organization in which one or more of the Corporation's Directors or officers are directors  or officers or have a  financial  interest,  will be void or voidable solely for this reason,  solely because the Director or officer is present at or participates in the meeting of the Board of Directors or committee  thereof that authorizes  the contract or  transaction,  or solely  because the  Director's or

Directors' votes are counted for such purpose,  if: (i) the material facts as to the  relationship  or interest of the Director or officer and as to the contract or  transaction  are  disclosed  or are known to the Board of  Directors  or the committee,  and the Board of Directors or committee in good faith authorizes the

contract  or  transaction  by  the  affirmative   vote  of  a  majority  of  the

disinterested Directors,  even though the disinterested Directors be less than a quorum,  (ii) the  material  facts as to the  relationship  or  interest  of the

Director or officer and as to the contract or  transaction  are disclosed or are known  to the  stockholders  entitled  to  vote  thereon,  and the  contract  or transaction is specifically  approved in good faith by vote of the  stockholders or (iii) the contract or  transaction  is fair as to the  Corporation  as of the time it is  authorized,  approved  or  ratified  by the  Board of  Directors,  a committee  thereof or the  stockholders.  Common or interested  directors may be counted in  determining  the  presence  of a quorum at a meeting of the Board of

Directors or of a committee that authorizes the contract or transaction.



         Section  3.12.  COMMITTEES.  The Board of Directors  may, by resolution passed by a majority of the entire Board,  designate committees,  each committee to consist of two or more Directors of the  Corporation,  which  committees will have such power and authority and will perform such functions as may be provided in such resolution. Such committee or committees will have such name or names as may  be  designated  by the  Board  and  will  keep  regular  minutes  of  their proceedings and report the same to the Board of Directors when required.



         Section 3.13. ACTION BY CONSENT. Any action required or permitted to be taken at any meeting of the Board of Directors or any  committee of the Board of

Directors  may be taken  without  such a meeting  if a consent  or  consents  in writing,  setting forth the action so taken, is signed by all the members of the

Board of Directors or such committee, as the case may be.



         Section 3.14.  COMPENSATION  OF DIRECTORS.  Directors will receive such compensation  for their  services and  reimbursement  for their  expenses as the

Board of Directors, by resolution,  may establish;  provided that nothing herein

contained   will  be  construed  to  preclude  any  Director  from  serving  the

Corporation in any other capacity and receiving compensation therefor.

                                    ARTICLE 4

                                     NOTICE





         Section  4.1.  FORM OF NOTICE.  Whenever  by law,  the  Certificate  of

Incorporation  or of these  Bylaws,  notice  is to be given to any  Director  or stockholder,  and no provision is made as to how such notice will be given, such notice may be given in writing,  by mail,  postage  prepaid,  addressed  to such

Director  or  stockholder  at  such  address  as  appears  on the  books  of the

Corporation. Any notice required or permitted to be given by mail will be deemed to be given at the time the same is deposited in the United States mails.



         Section 4.2. WAIVER. Whenever any notice is required to be given to any stockholder or Director of the  Corporation as required by law, the  Certificate of  Incorporation  or these Bylaws,  a waiver  thereof in writing  signed by the person or persons  entitled  to such  notice,  whether  before or after the time stated  in such  notice,  will  be  equivalent  to the  giving  of such  notice.

Attendance of a stockholder or Director at a meeting will constitute a waiver of notice of such meeting,  except where such  stockholder or Director  attends for the express  purpose of  objecting,  at the  beginning  of the  meeting,  to the transaction of any business on the ground that the meeting has not been lawfully called or convened.



                                    ARTICLE 5

                               OFFICERS AND AGENTS





         Section 5.1. IN GENERAL.  The officers of the Corporation shall consist of a  President,  one or more Vice  Presidents  (who shall have such  additional titles or designations, if any, as may be determined by the Board of Directors),

a Secretary and a Treasurer. The Board of Directors may also elect a Chairman of the Board,  Assistant Vice Presidents and one or more Assistant  Secretaries and

Assistant Treasurers. Any two or more offices may be held by the same person. In its  discretion,  the Board of Directors  may leave  unfilled any office  except those of President and Secretary.



         Section 5.2. ELECTION.  The Board of Directors shall elect the officers of the Corporation, none of whom need be a member of the Board of Directors.



         Section 5.3. OTHER OFFICERS AND AGENTS. The Board of Directors may also elect and appoint such other officers and agents as it deems necessary, who will be elected  and  appointed  for such  terms and will  exercise  such  powers and perform such duties as may be determined from time to time by the Board.



         Section 5.4. COMPENSATION.  The compensation of all officers and agents of the  Corporation  will be fixed by the Board of Directors or any committee of the Board, if so authorized by the Board.



         Section  5.5.  TERM  OF  OFFICE  AND  REMOVAL.   Each  officer  of  the

Corporation  shall hold such person's  office until such  person's  successor is elected and qualified or until such  person's  earlier  resignation,  removal or death.  Any officer or agent  elected or appointed by the Board of Directors may be  removed at any time,  for or without  cause,  by the  affirmative  vote of a majority of the entire Board of  Directors,  but such removal will not prejudice the  contract  rights,
if any, of the person so removed.  If the office of any officer  becomes  vacant for any reason, the vacancy may be filled by the Board of Directors.



         Section 5.6. EMPLOYMENT AND OTHER CONTRACTS. The Board of Directors may

authorize  any officer or officers or agent or agents to enter into any contract or  execute  and  deliver  any  instrument  in  the  name  or on  behalf  of the

Corporation,  and  such  authority  may  be  general  or  confined  to  specific instances.  The Board of  Directors  may,  when it believes  the interest of the

Corporation  will  best  be  served  thereby,   authorize  executive  employment

contracts  that will have terms no longer than ten years and contain  such other terms and conditions as the Board of Directors deems appropriate. Nothing herein will limit the  authority  of the Board of  Directors  to  authorize  employment contracts for shorter terms.



         Section  5.7.  CHAIRMAN  OF THE  BOARD OF  DIRECTORS.  If the  Board of

Directors  has elected a Chairman of the Board,  the  Chairman of the Board will preside at all  meetings of the  stockholders  and the Board of  Directors.  The

Chairman of the Board will have such other  powers and perform such other duties as the Board of Directors may from time to time prescribe.



         Section  5.8.  PRESIDENT.  The  President  will be the chief  executive officer  of the  Corporation  and,  subject  to the  control  of  the  Board  of

Directors,  will  supervise  and control all of the  business and affairs of the

Corporation. The President will, in the absence of the Chairman of the Board and the Chief Executive Officer, preside at all meetings of the stockholders and the

Board of Directors.  The  President  will have all powers and perform all duties incident to the office of President  and will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe.



         Section 5.9.  VICE  PRESIDENTS.  Vice  Presidents  may be designated as

"Executive,"  "Senior" or as otherwise  prescribed  by the Board of Directors or any committee  thereof.  Each Vice  President  will have the usual and customary powers and perform the usual and customary duties incident to the office of Vice

President,  and will have such other powers and perform such other duties as the

Board of Directors or any committee  thereof may from time to time  prescribe or as the  President  may from time to time  delegate  to him.  In the  absence  or disability  of the  President  and the Chairman of the Board,  a Vice  President

designated by the Board of Directors,  or in the absence of such designation the

Vice  Presidents  in the order of their  seniority in office,  will exercise the powers and perform the duties of the President.



         Section 5.10. SECRETARY.  The Secretary will attend all meetings of the stockholders  and record all votes and the minutes of all  proceedings in a book to be kept for that  purpose.  The  Secretary  will  perform like duties for the

Board of Directors and  committees  thereof when  required.  The Secretary  will give,  or cause to be given,  notice of all  meetings  of the  stockholders  and special  meetings of the Board of  Directors.  The  Secretary  will keep in safe custody the seal of the Corporation. The Secretary will be under the supervision of the  President.  The  Secretary  will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the

President may from time to time delegate to the Secretary.

         Section 5.11. ASSISTANT  SECRETARIES.  The Assistant Secretaries in the

order of their seniority in office,  unless otherwise determined by the Board of

Directors,  will, in the absence or disability  of the  Secretary,  exercise the powers and perform the duties of the Secretary. They will have such other powers

and perform such other  duties as the Board of  Directors  may from time to time prescribe or as the President may from time to time delegate to them.



         Section 5.12. TREASURER. The Treasurer will have responsibility for the receipt and  disbursement of all corporate funds and securities,  will keep full and accurate  accounts of such receipts and  disbursements,  and will deposit or cause to be deposited all moneys and other  valuable  effects in the name and to the credit of the  Corporation in such  depositories as may be designated by the

Board of Directors. The Treasurer will render to the Directors whenever they may require it an account of the operating  results and  financial  condition of the

Corporation,  and will have such other  powers and perform  such other duties as the Board of Directors  may from time to time  prescribe or as the President may from time to time delegate to the Treasurer.



         Section 5.13.  ASSISTANT  TREASURERS.  The Assistant  Treasurers in the

order of their seniority in office,  unless otherwise determined by the Board of

Directors,  will, in the absence or disability  of the  Treasurer,  exercise the powers and perform the duties of the Treasurer. They will have such other powers and perform such other  duties as the Board of  Directors  may from time to time prescribe or as the President may from time to time delegate to them.



         Section 5.14. BONDING. The Corporation may secure a bond to protect the

Corporation from loss in the event of defalcation by any of the officers,  which bond may be in such  form  and  amount  and with  such  surety  as the  Board of

Directors may deem appropriate.



                                    ARTICLE 6

                        CERTIFICATES REPRESENTING SHARES



         Section 6.1. FORM OF CERTIFICATES. Certificates, in such form as may be determined by the Board of Directors,  representing shares to which stockholders are entitled will be delivered to each  stockholder.  Such  certificates will be consecutively  numbered and will be entered in the stock book of the Corporation as they are issued. Each certificate will state on the face thereof the holder's name,  the  number,  class of  shares,  and the par  value of such  shares  or a statement  that such shares are  without  par value.  They will be signed by the

President or a Vice President and the Secretary or an Assistant  Secretary,  and

may be sealed with the seal of the  Corporation or a facsimile  thereof.  If any certificate is countersigned by a transfer agent, or an assistant transfer agent or registered by a registrar,  either of which is other than the  Corporation or an employee of the Corporation, the signatures of the Corporation's officers may be  facsimiles.  In case any  officer  or  officers  who have  signed,  or whose facsimile  signature  or  signatures  have  been  used  on such  certificate  or certificates,  ceases to be such officer or officers of the Corporation, whether

because  of  death,  resignation  or  otherwise,   before  such  certificate  or

certificates  have  been  delivered  by  the  Corporation  or its  agents,  such certificate or certificates  may  nevertheless be adopted by the Corporation and be issued  and  delivered  as though  the  person or  persons  who  signed  such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the Corporation.



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

         Section 6.2. LOST CERTIFICATES.  The Board of Directors may direct that a new  certificate be issued in place of any certificate  theretofore  issued by the  Corporation  alleged to have been lost or destroyed,  upon the making of an affidavit  of that fact by the person  claiming  the  certificate  to be lost or destroyed.  When  authorizing  such  issue of a new  certificate,  the  Board of

Directors,  in its  discretion  and as a  condition  precedent  to the  issuance thereof,  may require the owner of such lost or destroyed  certificate,  or such owner's  legal  representative,  to advertise  the same in such manner as it may require  and/or to give the  Corporation  a bond, in such form, in such sum, and with such  surety or sureties  as it may direct as  indemnity  against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or  destroyed.  When a certificate  has been lost,  apparently destroyed  or  wrongfully  taken,  and the holder of record  fails to notify the

Corporation within a reasonable time after such holder has notice of it, and the

Corporation  registers a transfer of the shares  represented by the  certificate before  receiving  such  notification,  the holder of record is  precluded  from making any claim against the Corporation for the transfer of a new certificate.



         Section 6.3.  TRANSFER OF SHARES.  Shares of stock will be transferable only on the books of the  Corporation by the holder thereof in person or by such holder's duly  authorized  attorney.  Upon  surrender to the  Corporation or the transfer  agent of the  Corporation  of a certificate  representing  shares duly endorsed  or  accompanied  by  proper  evidence  of  succession,  assignment  or authority to transfer,  it will be the duty of the  Corporation  or the transfer agent of the  Corporation  to issue a new  certificate  to the  person  entitled thereto, cancel the old certificate and record the transaction upon its books.



         Section 6.4. REGISTERED STOCKHOLDERS.  The Corporation will be entitled to treat the  holder of record of any share or shares of stock as the  holder in fact thereof and,  accordingly,  will not be bound to recognize any equitable or other  claim to or  interest  in such  share or  shares on the part of any other person,  whether  or not it has  express  or other  notice  thereof,  except  as otherwise provided by law.



                                    ARTICLE 7

                                 INDEMNIFICATION







         Section  7.1.  ACTIONS,  SUITS OR  PROCEEDINGS  OTHER THAN BY OR IN THE

RIGHT OF THE CORPORATION.  The Corporation shall indemnify any person who was or is a party or is  threatened  to be made a party to any  threatened,  pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative  (other than an action by or in the right of the  Corporation)  by reason  of the  fact  that  such  person  is or was or has  agreed  to  become a

Director, officer, employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the  Corporation  as a Director,  officer,

employee or agent of another corporation,  partnership,  joint venture, trust or other  enterprise,  or by reason of any  action  alleged  to have been  taken or omitted in such capacity, against costs, charges, expenses (including attorneys'

fees),  judgments,  fines and amounts paid in settlement actually and reasonably incurred  by such  person or on such  person's  behalf in  connection  with such action,  suit or proceeding  and any appeal  therefrom,  if such person acted in good  faith and in a manner  such  person  reasonably  believed  to be in or not opposed to the best  interests  of the  Corporation,  and,  with  respect to any criminal action or proceeding,  had no reasonable cause to believe such person's conduct was  unlawful.  The  termination  of any action,  suit or  proceeding by judgment,



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

order,  settlement,  conviction,  or  upon  a plea  of  nolo  contendere  or its equivalent,  shall not, of itself,  create a presumption that the person did not meet the standards of conduct set forth in this Section 7.1.



         Section  7.2.  ACTIONS OR SUITS BY OR IN THE RIGHT OF THE  CORPORATION.

The  Corporation  shall  indemnify  any  person  who  was  or is a  party  or is threatened to be made a party to any threatened,  pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason  of the  fact  that  such  person  is or was or has  agreed  to  become a

Director, officer, employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the  Corporation  as a Director,  officer,

employee or agent of another corporation,  partnership,  joint venture, trust or other  enterprise,  or by reason of any  action  alleged  to have been  taken or omitted  in such  capacity,  against  costs,  charges  and  expenses  (including attorneys'  fees)  actually  and  reasonably  incurred by such person or on such person's  behalf in connection  with the defense or settlement of such action or suit and any  appeal  therefrom,  if such  person  acted in good  faith and in a manner  such  person  reasonably  believed  to be in or not  opposed to the best interests of the Corporation,  except that no  indemnification  shall be made in respect of any claim,  issue or matter as to which such  person  shall have been adjudged to be liable for gross  negligence or misconduct in the  performance of such  person's  duty to the  Corporation  unless and only to the extent that the

Court of  Chancery  of  Delaware  or the court in which such  action or suit was brought shall determine upon application that,  despite the adjudication of such liability  but in view of all the  circumstances  of the  case,  such  person is fairly and reasonably entitled to indemnity for such costs, charges and expenses which the Court of Chancery or such other court shall deem proper.



         Section  7.3.  INDEMNIFICATION  FOR  COSTS,  CHARGES  AND  EXPENSES  OF

SUCCESSFUL  PARTY.   Notwithstanding  the other provisions of this Article 7, to the extent that a Director,  officer,  employee or agent of the  Corporation has been successful on the merits or otherwise,  including,  without limitation, the dismissal  of an action  without  prejudice,  in defense of any action,  suit or proceeding  referred  to in  Sections  7.1 and 7.2 of this  Article 7, or in the defense of any claim, issue or matter therein,  such person shall be indemnified against all costs, charges and expenses (including attorneys' fees) actually and reasonably  incurred by such  person or on such  person's  behalf in  connection therewith.



         Section   7.4.   DETERMINATION   OF  RIGHT  TO   INDEMNIFICATION.   Any

indemnification  under Sections 7.1 and 7.2 of this Article 7 (unless ordered by a court) shall be paid by the Corporation  unless a determination is made (i) by the Board of Directors by a majority  vote of a quorum  consisting  of Directors who were not  parties  to such  action,  suit or  proceeding,  or (ii) if such a quorum  is not  obtainable,  or even if  obtainable  a quorum  of  disinterested

Directors so directs,  by  independent  legal counsel in a written  opinion,  or

(iii)  by the  stockholders,  that  indemnification  of the  Director,  officer,

employee or agent is not proper in the circumstances because such person has not met the  applicable  standards  of conduct set forth in Sections  7.1 and 7.2 of this Article 7.



         Section 7.5. ADVANCE OF COSTS, CHARGES AND EXPENSES. Costs, charges and expenses  (including  attorneys,  fees)  incurred  by a  person  referred  to in

Sections 7.1 and 7.2 of this Article 7 in defending a civil or criminal  action,

suit or proceeding  (including  investigations  by any government agency and all costs, charges and expenses incurred in preparing for any threatened action, suit or proceeding) shall be paid by the Corporation in advance of the final disposition of such action,  suit or proceeding;  provided,

however,  that the payment of such costs,  charges  and  expenses  incurred by a

Director or officer in such person's  capacity as a Director or officer (and not in any other capacity in which service was or is rendered by such person while a

Director or officer) in advance of the final disposition of such action, suit or proceeding  shall be made only upon receipt of an undertaking by or on behalf of the  Director  or officer to repay all  amounts so advanced in the event that it shall  ultimately be determined that such Director or officer is not entitled to be indemnified  by the  Corporation as authorized in this Article 7. No security shall be required for such  undertaking and such  undertaking  shall be accepted without reference to the recipient's  financial  ability to make repayment.  The repayment of such charges and expenses incurred by other employees and agents of the  Corporation  which  are paid by the  Corporation  in  advance  of the final disposition of such action,  suit or proceeding as permitted by this Section may be required  upon such terms and  conditions,  if any, as the Board of Directors deems  appropriate.  The Board of Directors  may, in the manner set forth above,

and subject to the approval of such Director,  officer, employee or agent of the

Corporation,  authorize the  Corporation's  counsel to represent such person, in any action,  suit or  proceeding,  whether or not the  Corporation is a party to such action, suit or proceeding.



         Section 7.6. PROCEDURE FOR INDEMNIFICATION.  Any indemnification  under

Sections 7.1, 7.2 or 7.3 or advance of costs, charges and expenses under Section

7.5 of this Article 7 shall be made  promptly,  and in any event within 30 days,

upon the written request of the Director, officer, employee or agent directed to the Secretary of the Corporation.  The right to  indemnification  or advances as granted  by this  Article  7 shall  be  enforceable  by the  Director,  officer,

employee  or agent in any court of  competent  jurisdiction  if the  Corporation denies such request,  in whole or in part, or if no disposition  thereof is made within 30 days.  Such person's  costs and expenses  incurred in connection  with successfully establishing such person's right to indemnification or advances, in whole  or in  part,  in  any  such  action  shall  also  be  indemnified  by the

Corporation.  It shall be a defense  to any such  action  (other  than an action brought to enforce a claim for the advance of costs,  charges and expenses under

Section 7.5 of this Article 7 where the required  undertaking,  if any, has been received  by the  Corporation)  that the  claimant  has not met the  standard of conduct  set forth in Sections  7.1 or 7.2 of this  Article 7, but the burden of proving  that  such  standard  of  conduct  has not  been  met  shall  be on the

Corporation.  Neither the  failure of the  Corporation  (including  its Board of

Directors,  its independent legal counsel,  and its stockholders) to have made a determination  prior to the commencement of such action that  indemnification of the  claimant  is proper in the  circumstances  because  such person has met the applicable standard of conduct set forth in Sections 7.1 and 7.2 of this Article

7, nor the fact that there has been an actual  determination  by the Corporation

(including  its Board of  Directors,  its  independent  legal  counsel,  and its stockholders) that the claimant has not met such applicable standard of conduct,

shall be a defense to the action or create a  presumption  that the claimant has not met the applicable standard of conduct.



         Section 7.7. OTHER RIGHTS;  CONTINUATION  OF RIGHT TO  INDEMNIFICATION.

The indemnification  provided by this Article 7 shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under any law (common or statutory),  agreement, vote of stockholders or disinterested

Directors or otherwise, both as to action in such person's official capacity and as to action in another  capacity  while holding  office or while employed by or acting as agent for the Corporation, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the estate,  heirs,  executors and administrators of such person. All rights to indemnification  under this Article 7 shall be deemed to be a contract between the  Corporation  and each Director,  officer,  employee or agent of the

Corporation who serves or served in such capacity at any time while this Article

7 is in effect.  No  amendment  or repeal of this  Article 7 or of any  relevant provisions of the Delaware General  Corporation Law or any other applicable laws shall adversely affect or deny to any Director,  officer,  employee or agent any rights to  indemnification  which such person may have, or change or release any obligations of the Corporation,  under this Article 7 with respect to any costs,

charges,  expenses (including  attorneys' fees),  judgments,  fines, and amounts paid in settlement  which arise out of an action,  suit or  proceeding  based in whole or substantial part on any act or failure to act, actual or alleged, which takes place before or while this Article 7 is in effect.  The provisions of this

Section7.7  shall  apply  to  any  such  action,  suit  or  proceeding  whenever commenced,  including any such action,  suit or proceeding  commenced  after any amendment or repeal of this Article 7.



         Section 7.8. CONSTRUCTION. For purposes of this Article 7:



                  (i)  "the   Corporation"   shall   include   any   constituent

         corporation  (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued,

         would  have  had  power  and  authority  to  indemnify  its  Directors,

         officers,  and employees or agents,  so that any person who is or was a

         Director,  officer,  employee or agent of such constituent corporation,

         or is or was serving at the request of such constituent  corporation as

         a  Director,   officer,  employee  or  agent  of  another  corporation,

         partnership,  joint venture, trust or other enterprise,  shall stand in the same position  under the  provisions of this Article 7 with respect to the  resulting  or surviving  corporation  as such person would have with respect to such constituent  corporation if its separate existence had continued;



                  (ii) "other enterprises" shall include employee benefit plans,

         including,  but  not  limited  to,  any  employee  benefit  plan of the

         Corporation;



                  (iii)  "serving  at  the  request  of the  Corporation"  shall include any service which imposes duties on, or involves services by, a

         Director,  officer,  employee, or agent of the Corporation with respect to an  employee  benefit  plan,  its  participants,  or  beneficiaries,

         including acting as a fiduciary thereof;



                  (iv) "fines"  shall  include any  penalties  and any excise or similar taxes assessed on a person with respect to an employee  benefit plan;



                  (v) A person  who  acted in good  faith  and in a manner  such person  reasonably  believed to be in the interest of the  participants and  beneficiaries  of an employee benefit plan shall be deemed to have

         acted  in  a  manner  "not  opposed  to  the  best   interests  of  the

         Corporation" as referred to in Sections 7.1 and 7.2 of this Article 7;



                  (vi) Service as a partner,  trustee or member of management or similar committee of a partnership or joint venture,  or as a Director,

         officer, employee or agent of a corporation which is a partner, trustee or joint venturer, shall be considered service as a Director, officer, employee or agent of the partnership, joint venture, trust or other enterprise.



         Section 7.9.  SAVINGS  CLAUSE.  If this Article 7 or any portion hereof shall be  invalidated on any ground by a court of competent  jurisdiction,  then the Corporation shall nevertheless  indemnify each Director,  officer,  employee and  agent of the  Corporation  as to costs,  charges  and  expenses  (including attorneys' fees),  judgments,  fines and amounts paid in settlement with respect to any action, suit or proceeding,  whether civil,  criminal,  administrative or investigative, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article 7 that shall not have been invalidated and to the full extent permitted by applicable law.



         Section 7.10.  INSURANCE.  The Corporation  shall purchase and maintain insurance  on  behalf  of any  person  who is or was or has  agreed  to become a

Director, officer, employee or agent of the Corporation, or is or was serving at the  request of the  Corporation  as a Director,  officer,  employee or agent of another  corporation,  partnership,  joint venture,  trust or other  enterprise,

against any liability  asserted  against such person and incurred by such person or on such person's behalf in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person  against  such  liability  under the  provisions  of this Article 7,

provided that such insurance is available on acceptable terms as determined by a vote of a majority of the entire Board of Directors.





                                    ARTICLE 8

                               GENERAL PROVISIONS





         Section 8.1.  DIVIDENDS.  Dividends upon the outstanding  shares of the

Corporation,  subject to the provisions of the Certificate of Incorporation,  if any,  may be  declared  by the Board of  Directors  at any  regular  or  special meeting.  Dividends may be declared and paid in cash, in property,  or in shares of the Corporation,  subject to the provisions of the General Corporation Law of the  State of  Delaware  and the  Certificate  of  Incorporation.  The  Board of

Directors  may fix in  advance  a record  date for the  purpose  of  determining stockholders entitled to receive payment of any dividend,  such record date will not  precede  the date upon  which the  resolution  fixing  the  record  date is adopted,  and such  record  date will not be more than  sixty  days prior to the payment  date of such  dividend.  In the  absence  of any action by the Board of

Directors,  the close of business on the date upon which the Board of  Directors adopts the resolution declaring such dividend will be the record date.



         Section 8.2. RESERVES.  There may be created by resolution of the Board of Directors out of the surplus of the  Corporation  such reserve or reserves as the Directors from time to time, in their discretion, deem proper to provide for contingencies,  or to equalize dividends,  or to repair or maintain any property of the  Corporation,  or for  such  other  purpose  as the  Directors  may  deem beneficial to the Corporation,  and the Directors may modify or abolish any such reserve in the manner in which it was created. Surplus of the Corporation to the extent so reserved  will not be available  for the payment of dividends or other distributions by the Corporation.

         Section 8.3.  TELEPHONE AND SIMILAR MEETINGS.  Stockholders,  directors and  committee  members  may  participate  in and  hold  meetings  by  means  of conference  telephone or similar  communications  equipment by which all persons participating  in the  meeting  can hear  each  other.  Participation  in such a meeting will constitute presence in person at the meeting, except where a person participates  in the  meeting  for the  express  purpose  of  objecting,  at the beginning of the meeting,  to the transaction of any business on the ground that the meeting has not been lawfully called or convened.



         Section 8.4. BOOKS AND RECORDS.  The Corporation  will keep correct and complete  books and  records of account and  minutes of the  proceedings  of its stockholders and Board of Directors,  and will keep at its registered  office or principal  place  of  business,  or at the  office  of  its  transfer  agent  or registrar,  a record of its stockholders,  giving the names and addresses of all stockholders and the number and class of the shares held by each.



         Section 8.5.  FISCAL YEAR. The fiscal year of the  Corporation  will be fixed by resolution of the Board of Directors.



         Section 8.6. SEAL. The Corporation may have a seal, and the seal may be used by  causing  it or a  facsimile  thereof  to be  impressed  or  affixed  or reproduced or otherwise.  Any officer of the Corporation  will have authority to affix the seal to any document requiring it.



         Section 8.7. RESIGNATION.  Any director, officer or agent may resign by giving written notice to the President or the Secretary.  Such  resignation will take effect at the time specified therein or immediately if no time is specified therein.  Unless otherwise specified therein, the acceptance of such resignation will not be necessary to make it effective.



         Section 8.8. AMENDMENT OF BYLAWS. These Bylaws may be altered, amended,

or  repealed  at any  meeting  of the  Board of  Directors  at which a quorum is present,  by the affirmative vote of a majority of the Directors present at such meeting,  except  that the first  sentence  of Section 3.2 of Article 3 of these

Bylaws may not be altered,  amended,  rescinded or revoked without the unanimous vote of all Directors.



         Section 8.9.  INVALID  PROVISIONS.  If any part of these Bylaws is held invalid or inoperative for any reason,  the remaining  parts, so far as possible and reasonable, will be valid and operative.



         Section  8.10.  RELATION TO THE  CERTIFICATE  OF  INCORPORATION.  These

Bylaws are subject to, and governed by, the Certificate of  Incorporation of the

Corporation.



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